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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                   0-24249                     22-2919486
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                          Saddle River Executive Centre
                                1 Route 17 South,
                             Saddle River, NJ 07458
                     (Address of principal executive office)

                                 (201) 258-8450
               Registrant's telephone number, including area code:


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.      Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

Effective August 3, 2005, the Board of Directors of PDI, Inc. (the "Company") expanded the size of the Company's Board of Directors to 10 directors and appointed Jack E. Stover as a Class III Director. Mr. Stover was appointed to the Audit Committee of the Company's Board of Directors. A copy of the press release issued by the Company regarding Mr. Stover's appointment is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits

        99.1        Press Release of PDI, Inc. dated August 9, 2005.


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                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PDI, INC.


                                        By: /s/ Charles T. Saldarini
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                                            Charles T. Saldarini, Vice Chairman
                                            and Chief Executive Officer

Date: August 9, 2005

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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of PDI, Inc. dated August 9, 2005